Trade and other payables	12 Months Ended
Mar. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables
Trade and other payables

Trade and other payables include amounts owed to suppliers, tax authorities and other parties which are due to be settled within 12 months. The total also includes deferred amounts, some of which represent monies received from customers but for which we have not yet delivered the associated service. These amounts are recognised as revenue when the service is provided.

Trade and other payables are initially recognised at fair value and subsequently measured at amortised cost.

	2019	2018
	£m	£m
Trade payables	2,404	1,977
Deferred payables	217	355
Customer contributions[1]	87	85
Social security and other taxes	159	173
Other payables	902	863
	3,769	3,453

1.	From government-related entities.
Due to their short maturities, the fair value of trade payables approximates their book value.